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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:


                                 August 14, 1998



                           Export Funding Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                  33-49560                 56-1782848
    (State of other juris-         (Commission               (I.R.S. Employer
   diction of incorporation)    Registration Number)   Identification Number)


                           Export Funding Corporation
                          NationsBank Corporate Center
                               100 N. Tryon Street
                                  NC1007-07-01
                        Charlotte, North Carolina  28255
                                 (704) 386-4032
   _______________________________________________________
   (Address of Registrant's principal executive office and
     Registrant's telephone number, including area code)
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Item 5.  Other Events

          This Current Report on Form 8-K is being filed to file a copy of the semi-annual Servicer's Report, dated August 14, 1998, delivered to the Trustee by the Servicer relating to the August 17, 1998 distribution by the Trust on the Class A and Class B Certificates.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

          28.  Servicer's Report, dated August 14, 1998.

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                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPORT FUNDING CORPORATION



                              By:  /s/Michael T. Timoney
                                   Michael T. Timoney
                                   Vice President


Dated:  August 14, 1998
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                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPORT FUNDING CORPORATION



                              By:  /s/Michael T. Timoney
                                   Michael T. Timoney
                                   Vice President


Dated: August 14, 1998
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                      EXHIBIT INDEX


                                   Sequentially
                                   Numbered
Exhibit No.         Description              Page

     28        Servicer's Report, dated
               August 14, 1998


                      EXHIBIT NO. 28

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